Exhibit 99.4

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR   VS PRIOR YEAR
                                                                    ---------     ---------     ---------     ---------    ----------   -------------
    EARNINGS CONTRIBUTION BY SUBSIDIARY ($ MILLIONS)

1      Arizona Public Service                                       $      65     $      70     $     107     $      39     $     281     $     (26)
2      Pinnacle West Energy                                                --             1            14             3            18            20
3      APS Energy Services                                                 (8)           --            (2)           --           (10)            3
4      SunCor                                                              --            --             2             1             3            (8)
5      El Dorado                                                            1            --            --            --             1            (1)
6      Parent Company                                                       4            (4)           41            (7)           34            37
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

7         Income Before Accounting Change                                  62            67           162            36           327            25

       Cumulative Effect of Change in Accounting -
8         Net of Tax                                                       (3)           --           (12)           --           (15)          (15)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

9         Net Income                                                $      59     $      67     $     150     $      36     $     312     $      10
                                                                    =========     =========     =========     =========     =========     =========

    EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10     Arizona Public Service                                       $    0.76     $    0.82     $    1.27     $    0.46     $    3.30     $   (0.31)
11     Pinnacle West Energy                                                --          0.02          0.16          0.04          0.21          0.24
12     APS Energy Services                                              (0.10)           --         (0.03)           --         (0.12)         0.04
13     SunCor                                                            0.01            --          0.03          0.01          0.04         (0.10)
14     El Dorado                                                         0.01            --            --            --            --         (0.02)
15     Parent Company                                                    0.05         (0.05)         0.49         (0.09)         0.42          0.44
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

16        Income Before Accounting Change                                0.73          0.79          1.92          0.42          3.85          0.29

       Cumulative Effect of Change in Accounting -
17        Net of Tax                                                    (0.03)           --         (0.15)           --         (0.17)        (0.17)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

18        Net Income                                                $    0.70     $    0.79     $    1.77     $    0.42     $    3.68     $    0.12
                                                                    =========     =========     =========     =========     =========     =========

19  BOOK VALUE PER SHARE                                            $   28.83     $   28.17     $   29.37     $   29.46     $   29.46     $    1.37

    COMMON SHARES OUTSTANDING - DILUTED (THOUSANDS)
20     Average                                                         84,966        85,042        84,909        84,824        84,930            (5)
21     End of Period                                                   84,718        84,713        84,663        84,724        84,724             9

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR   VS PRIOR YEAR
                                                                    ---------     ---------     ---------     ---------    ----------   -------------
    ELECTRIC OPERATING REVENUES
       (DOLLARS IN  MILLIONS)
    Retail
22     Residential                                                  $     173     $     234     $     328     $     180     $     915     $      34
23     Business                                                           199           258           276           219           952            17
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
24        Total retail                                                    372           492           604           399         1,867            51
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Wholesale revenue on delivered electricity
25     Traditional contracts                                               26            55           (10)            2            73           (48)
26     Retail load hedge management                                         5           182           364            27           578            18
       Marketing and trading -- delivered
27        Generation sales other than native load                          87            51             4             6           148            32
28        Other delivered electricity (a)                                 359           443           461           297         1,560           686
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
29        Total delivered marketing and trading                           446           494           465           303         1,708           718
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
30     Total delivered wholesale electricity                              477           731           819           332         2,359           688
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Other marketing and trading
       Realized margins on delivered commodities
31        other than electricity (a)                                       (5)          (12)           (1)            4           (14)           (5)
       Prior period mark-to-market (gains) losses on
32        contracts delivered during current period (a)                     6             5           (37)          (51)           (1)            1
       Change in mark-to-market for
33        future-period deliveries                                         47            35           130            (9)          127           113
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
34     Total other marketing and trading                                   48            28            92           (56)          112           109
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
35  Transmission for others                                                 4             5             9             8            26            11
36  Other miscellaneous services                                            6             5             6             1            18            (9)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
37        Total electric operating revenues                         $     907     $   1,261     $   1,530     $     684     $   4,382     $     850
                                                                    =========     =========     =========     =========     =========     =========

    ELECTRIC SALES (GWH)

    Retail sales
38     Residential                                                      2,122         2,467         3,597         2,149        10,335           554
39     Business                                                         2,824         3,445         3,724         3,071        13,064           310
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
40        Total retail                                                  4,946         5,912         7,321         5,220        23,399           864
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Wholesale electricity delivered
41     Traditional contracts                                              569           598           (37)           83         1,214          (396)
42     Retail load hedge management                                        75           736         1,847           382         3,040        (3,634)
       Marketing and trading -- delivered
43        Generation sales other than native load                         623           436            73           256         1,388          (106)
44        Other delivered electricity                                   3,050         3,169         3,820         4,574        14,613         2,394
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
45        Total delivered marketing and trading                         3,673         3,605         3,893         4,830        16,001         2,288
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
46     Total delivered wholesale electricity                            4,317         4,939         5,703         5,295        20,255        (1,742)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
47        Total electric sales                                          9,263        10,851        13,024        10,515        43,654          (878)
                                                                    =========     =========     =========     =========     =========     =========

----------
(a)  The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $1 million was transferred to "realized" for the total year 2001. Lines 28 and 31 include amounts totaling $1 million of realized revenues for the year 2001.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR   VS PRIOR YEAR
                                                                    ---------     ---------     ---------     ---------    ----------   -------------
    MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS
       (DOLLARS IN  MILLIONS)

    REALIZED AND MARK-TO-MARKET COMPONENTS
    Current Period Effects
       Realized margin on delivered commodities
          Electricity
48          Generation sales other than native load                 $      48     $      26     $       3     $       3     $      80     $      26
49          Other electricity marketing and trading (a)                     4            43            14            56           117            48
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
50          Total electricity                                              52            69            17            59           197            74
51        Other commodities (a)                                            (5)          (12)           (1)            4           (14)           (5)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
52        Total realized margin                                            47            57            16            63           183            69
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
       Prior-period mark-to-market (gains) losses on
          contracts delivered during current period
53        Electricity (a)                                                   1            --           (38)          (38)          (11)           (9)
54        Other commodities (a)                                            12             5             1            (4)           25            25
          Charge related to trading activities with Enron
55           and its affiliates                                            --            --            --            (8)           (8)           (8)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
56        Subtotal                                                         13             5           (37)          (50)            6             8
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
57     Total current period effects (b)                                    60            62           (21)           13           189            77
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Change in mark-to-market gains (losses) for
       future period deliveries (b)
58     Electricity                                                         45            42           126            (2)          146           139
59     Other commodities                                                    2            (6)            3            (7)          (18)          (25)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
60     Total future period effects                                         47            36           129            (9)          128           114
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
61  Total gross margin                                              $     107     $      98     $     108     $       4     $     317     $     191
                                                                    =========     =========     =========     =========     =========     =========

    BY COMMODITY SOLD OR TRADED

62  Electricity                                                     $      98     $     111     $     105     $      15     $     328     $     201
63  Natural gas                                                            (3)          (12)            9            (3)           (8)          (15)
64  Coal                                                                   14             2            (2)           (6)            7            10
65  Emission allowances                                                    (2)           (3)           (4)           (2)          (10)           (5)
66  Other                                                                  --            --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
67     Total gross margin                                           $     107     $      98     $     108     $       4     $     317     $     191
                                                                    =========     =========     =========     =========     =========     =========

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of December 31, 2001, Pinnacle West had accumulated mark-to-market net gains of $138.0 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2002, $43.0 million; 2003,
$22.6 million; 2004, $23.6 million; 2005 and thereafter, $48.8 million.

----------
(a)  The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 57 and in line 61 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 49. The opposites of amounts included in line 54 are included in line 51. For example, line 53 shows that a prior-period mark-to-market gain of $11 million was transferred to "realized" for the total year 2001. A $11 million realized gain is included in the $117 million on line 49 for the total year 2001.
(b)  Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR   VS PRIOR YEAR
                                                                    ---------     ---------     ---------     ---------    ----------   -------------
    AVERAGE ELECTRIC CUSTOMERS

    Retail customers
68     Residential                                                    775,317       770,335       773,321       786,382       776,339        27,054
69     Business                                                        97,222        98,065        98,874        98,631        98,198         4,070
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
70        Total                                                       872,539       868,400       872,195       885,013       874,537        31,124
71  Wholesale customers                                                    68            66            66            66            66            (1)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
72        Total customers                                             872,607       868,466       872,261       885,079       874,603        31,123
                                                                    =========     =========     =========     =========     =========     =========

73  Customer Growth (% over prior year)                                   4.0%          3.9%          3.7%          3.2%          3.7%         (0.4)%

    RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

74  Residential                                                         2,037         2,204         3,307         2,129         9,677           207
75  Business                                                            2,825         3,321         3,618         3,013        12,777           134
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
76        Total                                                         4,862         5,525         6,925         5,142        22,454           341
                                                                    =========     =========     =========     =========     =========     =========

    RETAIL ELECTRICITY USAGE
       (KWH/AVERAGE CUSTOMER)

77  Residential                                                         2,737         3,203         4,651         2,733        13,312           259
78  Business                                                           29,047        35,130        37,664        31,136       133,037        (2,459)

    RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

79  Residential                                                         2,627         2,861         4,276         2,707        12,465          (174)
80  Business                                                           29,057        33,865        36,592        30,548       130,115        (4,202)

    ELECTRICITY DEMAND (MW)

81  System peak demand                                                  3,661         5,358         5,687         3,898         5,687           209

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR   VS PRIOR YEAR
                                                                    ---------     ---------     ---------     ---------    ----------   -------------
    ENERGY SOURCES (GWH)

    Generation production
82     Nuclear                                                          2,261         1,985         2,320         1,818         8,384          (457)
83     Coal                                                             2,901         3,245         3,223         3,203        12,572            63
84     Gas, oil and other                                               1,007         1,256         1,157           583         4,003         1,219
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
85        Total                                                         6,169         6,486         6,700         5,604        24,959           825
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Purchased power
86     Firm load                                                          170           845         1,734           212         2,961           446
87     Marketing and trading                                            3,126         3,905         5,667         4,955        17,653        (1,240)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
88        Total                                                         3,296         4,750         7,401         5,167        20,614          (794)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
89        Total energy sources                                          9,465        11,236        14,101        10,771        45,573            31
                                                                    =========     =========     =========     =========     =========     =========

    POWER PLANT PERFORMANCE

    Capacity Factors
90     Nuclear                                                             96%           84%           97%           76%           88%           (5)%
91     Coal                                                                78%           87%           85%           85%           84%            1%
92     Gas, oil and other                                                  39%           46%           38%           20%           37%           10%
93     System average                                                      71%           73%           73%           62%           70%            1%

    Generation Capacity Out of Service (average MW/day)
94     Nuclear                                                             57           180            26           246           127            47
95     Coal                                                               284           166           129            90           167            13
96     Gas                                                                 36            52            24            16            32            10
97        Total                                                           376           398           179           352           326            70

98  Generation Fuel Cost ($/MWh)                                    $   19.64     $   19.28     $   13.21     $   12.51     $   16.22     $    2.50

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR   VS PRIOR YEAR
                                                                    ---------     ---------     ---------     ---------    ----------   -------------
    ENERGY MARKET INDICATORS (a)

    Electricity Average Daily Spot Prices ($/MWh)
       On-Peak
99        Palo Verde                                                $  214.21     $  182.71     $   49.80     $   26.89     $  118.41     $    6.98
100       SP15                                                      $  219.66     $  186.30     $   45.61     $   28.38     $  119.99     $   12.64
       Off-Peak
101       Palo Verde                                                $  130.40     $   70.32     $   27.22     $   18.33     $   61.57     $    8.55
102       SP15                                                      $  159.80     $   84.78     $   28.92     $   20.41     $   73.48     $   12.74

    WEATHER INDICATORS

    Actual
103    Cooling degree-days                                                106         1,733         2,663           620         5,122           539
104    Heating degree-days                                                657            43            --           460         1,160           192
105    Average humidity                                                    50%           25%           31%           39%           36%            2%
    10-Year Averages
106    Cooling degree-days                                                 71         1,458         2,454           398         4,381            --
107    Heating degree-days                                                556            35            --           435         1,026            --
108    Average humidity                                                    45%           25%           34%           40%           36%            0%

    ECONOMIC INDICATORS

    Building Permits -- Metro Phoenix (b)
109    Single-family                                                    8,681         9,270         8,264         6,240        32,455           (54)
110    Multi-family                                                     3,918         1,820         2,514           717         8,969        (1,259)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
111       Total                                                        12,599        11,090        10,778         6,957        41,424        (1,313)
                                                                    =========     =========     =========     =========     =========     =========
    Arizona Job Growth  (c)
112    Payroll job growth (% over prior year)                             2.9%          1.4%          0.2%         (0.9)%         0.9%         (3.0)%
113    Unemployment rate (%, seasonally adjusted)                         4.1%          4.3%          4.2%          5.4%          4.5%          0.6%

Sources:

----------
(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.